SKYSTAR BIO-PHARMACEUTICAL COMPANY

[__________], 2008

Jesup & Lamont Securities Corp.
650 Fifth Avenue
New York, NY 10019

Dear Sirs:

         The undersigned is a holder of shares of common stock, and/or options, warrants, or other rights to acquire common stock, of Skystar Bio-Pharmaceutical Company, a Nevada corporation (the "Company"). The undersigned understands that the Company intends to conduct a public offering (the "Public Offering") of units (the "Units") consisting of common stock of the Company and/or warrants to purchase common stock of the Company, in an offering to be managed by Jesup & Lamont Securities Corporation (the "Underwriter"), pursuant to a registration statement which has been filed with the Securities and Exchange Commission (the "SEC") (such registration statement, as may be amended, is referred to herein as the "Registration Statement"). To induce the Underwriter and any other underwriters that may participate in the Public Offering to continue their efforts in connection with the Public Offering, the undersigned hereby agrees as follows:

         (i) During the period commencing on the date hereof and ending on the date which is 12 months from the date of closing of the Public Offering (such period herein referred to as the "Lock-Up Period"), the undersigned will not, directly or indirectly, through an "affiliate" or "associate" (as such terms are defined in the General Rules and Regulations under the Securities Act of 1933, as amended (the "Securities Act")), a family member or otherwise, offer, sell, pledge, hypothecate, grant an option for sale, or otherwise dispose of, or transfer or grant any rights with respect thereto in any manner (either privately or publicly pursuant to Rule 144 of the General Rules and Regulations under the Securities Act, or otherwise) any shares of common stock of the Company or any other securities of the Company, including but not limited to any securities convertible or exchangeable into shares of common stock of the Company or options, warrants or other rights to acquire common stock of the Company directly or indirectly owned or controlled by the undersigned on the date hereof or hereafter acquired by the undersigned pursuant to a stock split, stock dividend, recapitalization or similar transaction or otherwise acquired by the undersigned in a private transaction (the "Securities"), or enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the common stock or other securities, whether any such swap or transaction is to be settled by delivery of common stock or other securities, in cash or otherwise, during the Lock-Up Period, without the Underwriter's prior written consent; provided, however, that such Securities may be sold or otherwise transferred in a private transaction during the Lock-Up Period so long as the acquirer of the Securities, by written agreement with the Underwriter entered into at the time of acquisition and delivered to the Underwriter prior to the consummation of such acquisition, agrees to be bound by the restrictions set forth in this Agreement.

         (ii) During the Lock-up Period, the undersigned agrees not to make any demand for, exercise any right, or file (or participate in the filing of) a registration statement with respect to the registration of any Securities (excluding any registration rights of the undersigned pursuant to any agreements entered into with the Company prior to the commencement of the Public Offering) without the consent of the Underwriter.

         (iii) The undersigned agrees to enter into any agreement required by any state securities authority or any regulatory or other authority (including the American Stock Exchange) as a condition to registration of the offering in such state, if requested by the Underwriter.

         This Agreement shall terminate in the event the Public Offering does not close on or before _____, 2008.

         The undersigned hereby agrees to the placement of a legend on the certificates representing the Securities to indicate the restrictions on resale of the Securities imposed by this agreement and/or the entry of stop transfer orders with the transfer agent and the registrar of the Company's securities against the transfer of the Securities except in compliance with this agreement. In the case of any Securities for which the undersigned is the beneficial but not the record holder, the undersigned agrees to cause the record holder to authorize the Company to cause the transfer agent to decline to transfer and/or to note stop transfer restrictions on its books and records with respect to such Securities.

         The undersigned hereby represents and warrants that (a) all of the Securities held by such person are listed on the attached Annex 1; (b) the undersigned has full power and authority to enter into this letter agreement, and (c) the undersigned will execute any additional documents necessary or desirable in connection with the enforcement of this letter agreement. All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and any obligations of the undersigned shall be binding upon the heirs, personal representatives, successors, and assigns of the undersigned.

         If this agreement is acceptable to the Underwriter, please sign the form of acceptance below and deliver one of the counterparts hereof to me. This will become a binding agreement between us upon execution by each of the parties hereto.

[Signature Page Follows]

Very truly yours,
___________________________ (Signature)
___________________________ (Print Name)
AGREED to and ACCEPTED this day of 2008
Jesup & Lamont Securities Corp.
By	___________________________ Authorized Signature

Annex 1

List of Securities Held